Exhibit 99.2
Executive Summary
Third Party Due Diligence Review - Title
Form ABS-15G

To Whom It May Concern:

Solidifi Title & Closing, LLC (“Solidifi”) was engaged by (i) Waterfall Asset Management, LLC (“Waterfall”) on 175 mortgaged properties and (ii) American Mortgage Consultants, Inc. on 138 mortgaged properties on behalf of ReadyCap Commercial, LLC as diligence agent to provide O&E Reports (each an “O&E Report”) for a population of 304 commercial mortgage loans secured by 313 properties.  Solidifi, in order to provide said reports, completed a detailed land records search on each asset to obtain all of the following information as it pertains to the ownership & encumbrance of each commercial property pledged as security:

•	Vesting Information
•	Transfer/Conveyance Information
•	Mortgage Information
•	Judgment/Lien Information
•	Additional Recorded Document Information
•	Bankruptcy Information
•	Legal Description

Provided with each O&E Report was a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all property report data output information, as of the respective effective dates.

The assets reviewed in this population of 304 commercial mortgage loans were secured by 313 properties. The population and scope was determined by Waterfall.

Solidifi completed a review of the 313 O&E Reports to identify potential liens/judgments that may exists affecting each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination.  With respect to these 313 properties:

1.	As set forth in the O&E Reports, the subject mortgage is recorded in the appropriate recording jurisdiction.

2.	As set forth in the O&E Reports, the subject mortgage is in 1st lien position, with the exception of:

a.
24 properties (collateralizing 24 loans) for which potentially superior, pre-origination mortgage and/or non-mortgage liens were found of record.  For those properties, the total amount of such potentially superior, pre-origination mortgage and/or non-mortgage liens is $19,476,840.84.  For these same loans, Solidifi reviewed the origination title policies and affirms that none took exception to the prior mortgage and/or non-mortgage liens.

3.	As set forth in the O&E Reports:

a.	9 properties (collateralizing 9 loans) with a potentially superior, post-origination Municipal liens. The total amount of such potentially superior, post-origination municipal liens is $69,663.16.

Thank You,

Solidifi Title & Closing, LLC

Solidifi  |  88 Silva Lane, Suite 210  |  Middletown  |  Rhode Island  |  02842  |  P: 1.401.239.5330  |  F: 1.401.851.7950  |  www.solidifi.com